UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION  13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

March 23, 2011
Date of Report (date of Earliest Even/Reported)

HEALTHMED SERVICES LTD.
(Exact name of Registrant as specified in charter)

NEVADA	333-152439	86-1006313
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45801B Sandia Creek Drive, Temecula, CA 92590
(Address of principal executive offices and zip code)

(866) 428-5689
(Registrant's telephone number, including area code)

1250 Oakmead, #210, Sunnyvale, CA 94085
(Former name or former address, if changed from last report)

Check the appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A2.  below):

☐    Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On February 18, 2011 HealthMed Services Ltd. (The "Company") entered into a conditional agreement with Health Emergent Technologies, Inc., a Nevada corporation ("HET"), and Henry Smith, its majority shareholder, whereby the Company acquired 600,000,000 shares of the $.001 par value common stock of HET in exchange for 340,000,000 shares of the $.001 par value common stock of the Company. The conditions were satisfied or deemed waived on March 23, 2011 at which time the agreement became definitive. HET owns the proprietary rights to an advanced design human organ transport device and system for use by physicians engaged in the transplantation of human organs. Patent is pending on the device and system. A copy of this agreement will be filed with the Company's 2010 10-K.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
The Company has, on March 23, 2011, completed acquisition of a 91% interest in Health Emergent Technologies, Inc. (See Item 1.01, above for the date of completion, description of the assets involved and persons from whom the assets were acquired). Neither Henry Smith nor any of the officers, directors or shareholders of HET have, other than in respect of this transaction, any material relationship with the Company or any of its affiliates, or any director or officer of the Company, or any associate of such director or officer. No funds were used in the transaction; it is a stock for stock tax-free exchange. By reason of this transaction the issued and outstanding shares of the Company's common stock increased from 181,100,000 shares to 542,100,000 shares. The Company has no other class of securities.

ITEM 5.01 - CHANGE IN CONTROL OF REGISTRANT
By reason of the transaction reported in Item 1.01 and Item 2.01, above, there was a change in control of the Company. The 360,000,000 shares of common stock issued to Henry Smith represent 66% of the 542,100,000 shares of common stock issued and outstanding as of the close of the above transaction. Control was not assumed from any particular person but came by reason of the shares newly issued.

ITEM  5.02 - DEPARTURE OF  DIRECTORS OR  CERTAIN  OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN  OFFICER
On February 18, 2011 Henry Smith, age 72, was appointed to fill a vacancy on the Company's Board of Directors following the approval and execution of the conditional agreement set forth in Item 1.01. On February 19, 2011 Dale Paisley presented his resignation as an officer and director of the Company, which was accepted and made effective that date. On February 19, 2011 Henry J. Smith by Written Consent of Directors assumed the offices of President and Secretary of the Company and Richard Floegel, age 66, was appointed as a Director and Vice-President/Treasurer of the Company. These management changes were conditioned upon the close of the agreement reported in Item 1.01.

Henry J. Smith - President/Secretary/Director
Henry J. Smith's expertise: In Management -Directed diverse teams of Medical, Scientific and Marketing personnel within both large and small companies. Over 30 years management experience in all aspects of company operations from research scientist to CEO. Have interacted effectively with a wide variety people of diverse ethnicity and backgrounds at all levels within the corporate organization. In Standard Operating Procedures (SOP) and Good Manufacturing Practices (GMP) -Set up and registered several laboratories with the FDA. Developed SOP and GMP protocols for reference laboratories and several medical device manufacturing facilities. Obtained 510(k) registration with the FDA and Notice of Compliance with HPB (Canada) for diagnostic assays. In Financial and Regulatory Affairs -Has worked with CPA's and financial advisors in developing actual and pro-forma financials for several companies. Developed investor relations literature, and also Form 10-SB, Form 10Q and 10K reports to the SEC. In Research and Development -Experience in clinical studies and laboratory investigations. Expertise in determining clinical validity, accuracy, reproducibility, stability, safety and quality control procedures. In Public Relations and Marketing -Has given lectures on research findings to scientists and medical professionals.

2006-present: President and CEO, NanoSmart Pharmaceuticals. Inc. California. Private R & D company developing novel biopharmaceuticals to target tumors utilizing its proprietary human derived antinuclear antibody to deliver radionuclides and liposomal drugs to the tumor.

2005-present: President and CEO, Diabetes Reference Services, Inc. California. Private R & D company developing a home test for monitoring glucose control in diabetics using saliva samples.

2004-present. Director and Chief Technical Officer, Epinex Diagnostics, Inc. California. Private R & D company developing point-of-care tests for various diseases.

1993-1997: President and CEO, Allied Biotechnology International, Inc. California, Responsibilities involved all aspects of running a publicly held biotechnology company. Products developed included a variety of OTC diagnostic assays and a water purification system.

1988-1992: Chief Operations Officer, Specialty Medical Industries, Inc. California, In addition to the responsibilities of COO, also did hands-on research to develop a wide variety of diagnostic assays and a matched multifunction spectrophotometer.

1978-1986: President and CEO, Associated Reference Laboratories, Inc. California, A specialized laboratory offering specialized immunological and microbiological tests. One of the first laboratories in the world to test for Legionnaires Disease and for AIDS.

1977-1978: Scientific Director, Clinical Immunology Laboratories, Inc. (aka Specialty Laboratories) California, I implemented the change from a rheumatology laboratory to a full service reference laboratory offering a comprehensive list of assays.

1974-1977: Assistant Director, Bio-Science Laboratories California, Directed a staff of 40 in this division. Responsible for ensuring that the company was the first to offer CEA assays, Estrogen Receptor assays, and HLA typing.

1967-1974: Assistant Director, Health Central Inc. Minnesota, Directed a team of MD's and scientists. Developed one of the first assays for CEA and also conducted clinical studies on immunotherapy for cancer.

EDUCATION
Ph.D. in Immunology,
University of Leeds School of Medicine, England. 1961-1965.

Research Fellow, Department of Cancer Research, University of Leeds, England 1965-1966.

PATENTS, ISSUED AND PENDING
Issued:
Autoantibodies Utilized as Carrier Agents for Pharmaceutical compounds used in Tumor Imaging and Cancer Treatment. US 7,799,327.
Rapid Test for Glycated Albumin. US 7,659,107.
Medical Cassette. US 5,744,095.

Pending:
Rapid Test for Glycated albumin in blood. US 20090246801 A1
Rapid Test for Glycated albumin in saliva. US 20100167306 A1
Aptamer based point-of-care test for glycated albumin. US 20090042237 A1
Targeted apheresis for the treatment of Rheumatoid Arthritis. US 20100298689 A1
Treatment for Pre-eclampsia in Pregnant Women using Targeted Apheresis. US 20100247650 A1
Donor Organ Transport System App No. 61/463,170.

Richard Floegel - Vice-President/Treasurer/Director
Richard E. Floegel is a seasoned executive with thirty years of experience in computer systems, document management, biometrics technology and telecommuications. His business background includes both Fortune 100 companies and start-up environments. He is experienced in the following areas: executive management and operations, product development, integration, worldwide marketing, product sales and customer support. His 30+ years of experience in the information processing industry started with 19 years with Control Data Corporation, culminating as Director of Product Marketing for CYBER Systems.

2002 - present: Mr. Floegel currently serves as the COO of enChoice, Inc., an IBM solutions provider, which specializes in the ECM market sector. He is a co-founder and has held his position since. enChoice is a privately held company.

1999 - present: Mr. Foegel founded GemaTech, Inc. in 1999 as the US operations arm for GemaTech, Ltd of the UK. The company specialized in telecommunications business continuity and recovery. He continues to serve as an advisor to the UK parent company.

1997 - present.: Mr. Floegel joined ICI Solutions, Inc., a MicroAge Company, as VP Operations where he managed the systems delivery operations and product maintenance. ICI was sold to Law Cypress, Inc. in 2000 Mr. Floegel continues in his position with the new owners.

1995 - 1997: Mr. Floegel joined Comparator Systems Corp., a biometrics company, as its President in 1995. He was responsible for restoring the company from bankruptcy to a successful operating status through the delivery of its acclaimed fingerprint technology and building a sales channel.

1988 - 1997: Mr. Floegel was recruited to become a co-founder and VP of Operations for Adaptive Information Systems ("AIS"), a Hitachi Group Company. During his seven years with AIS, he managed the development and introduction of three major system offerings for the US imaging market under the Hitachi name.

EDUCATION
Completed his education at RCA Institutes and Long Island University. He maintains his professional development through ongoing related courses and seminars with a focus on Business Continuity and Risk Management.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired
The Company will file financial statements of HET as an amendment to this report within the time frame required by Item 9.01(a)(4).

There have been no transactions between the Company and either Mr. Smith or Mr. Floegel since the Company's last fiscal year which would be required to be reported herein, except as stated above.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHMED SERVICES LTD

By:	/s/ Henry J. Smith
Name: Henry J. Smith
Title: President